SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - November 5, 2004

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement
           __________________________________________

           On November 5, 2004, Union National Community Bank, the wholly-owned banking subsidiary of Union National Financial Corporation, became obligated for the purchase of real estate in the amount of $1,300,000. This was the result of the expiration of a 90-day due diligence period that existed under an agreement for the sale of commercial real estate. This agreement for the sale of commercial real estate is dated
           August 6, 2004, and is between Twoton Incorporated and Union National Community Bank for the sale of real estate located at 301 Centerville Road in East Hempfield Township, Lancaster County, PA. The aforementioned agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K. It is currently anticipated that settlement of this transaction will occur in January 2006. It is also currently anticipated that Union National Community Bank will construct a banking facility on this property in the future.

Item 9.01  Financial Statements and Exhibits
           _________________________________

           (c)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Agreement for the Sale of Commercial
                         Real Estate dated August 6, 2004.



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: November 10, 2004     /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer
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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Agreement for the sale of
              Commercial Real Estate             5

                          EXHIBIT 99.1

        Agreement for the Sale of Commercial Real Estate